UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 31, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1250 Wood Branch Park Dr., Suite 400
Houston, Texas 77079
 (Address of principal executive offices)

 (855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 4, 2018, PEDEVCO Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the Company’s acquisition from Hunter Oil Production Corp. (“Hunter Oil”) of approximately 23,000 net leasehold acres, current operated production, and all of Hunter Oil’s leases and related rights, oil and gas and other wells, equipment, easements, contract rights, and production (effective as of the September 1, 2018 effective date) located in the San Andres play in the Permian Basin situated in west Texas and eastern New Mexico, and all of the stock of Hunter Oil’s operating subsidiaries, Ridgeway Arizona Oil Corp., an Arizona corporation, and EOR Operating Company, a Texas corporation (collectively, the “Permian Basin Asset” and the “Oil and Gas Properties Acquired”). At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information associated with the acquisition within 71 days from the date that such Original Report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.  This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The (i) Audited Financial Statements of Oil and Gas Properties Acquired for the Years Ended December 31, 2017 and 2016, and the notes thereto, and (ii) the Combined Financial Statements of Oil and Gas Properties Acquired for the Six Months Ended June 30, 2018 (Unaudited), and the notes thereto, including the related report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The (i) Unaudited Pro Forma Combined Financial Statements of PEDEVCO Corp. for the years ended December 31, 2017 and 2016, and (ii) Unaudited Pro Forma Financial Statements for the six months ended June 30, 2018, are filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description
23.1*	Consent of Dale Matheson Carr-Hilton Labonte LLP
23.2*	Consent of Cawley, Gillespie & Associates, Inc.
99.1*
Audited Financial Statements of Oil and Gas Properties Acquired for the Years Ended December 31, 2017 and 2016, and the notes thereto, and the Combined Financial Statements of Oil and Gas Properties Acquired for the Six Months Ended June 30, 2018 (Unaudited), and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Pro Forma Combined Financial Information
99.3*	Reserve Report prepared by Cawley, Gillespie & Associates, Inc.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date:  November 14, 2018

EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Dale Matheson Carr-Hilton Labonte LLP
23.2*	Consent of Cawley, Gillespie & Associates, Inc.
99.1*
Audited Financial Statements of Oil and Gas Properties Acquired for the Years Ended December 31, 2017 and 2016, and the notes thereto, and the Combined Financial Statements of Oil and Gas Properties Acquired for the Six Months Ended June 30, 2018 (Unaudited), and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Pro Forma Combined Financial Information
99.3*	Reserve Report prepared by Cawley, Gillespie & Associates, Inc.

* Filed herewith.

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